UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  -------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of report (Date of earliest event reported): March 16, 2005


                              HANCOCK FABRICS, INC.
               (Exact Name of Registrant as Specified in Charter)


                         Commission File Number 1 - 9482

              Delaware                                         64-0740905
     (State or other jurisdiction                          (I. R. S. Employer
   of incorporation or organization)                       Identification No.)

      One Fashion Way, Baldwyn, MS                               38824
 (Address of principal executive offices)                      (Zip Code)


               Registrant's telephone number, including area code
                                 (662) 365-6000


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

Item 1.01.  Amendment to a Material Definitive Agreement.

     The Management Review and Compensation Committee of the Board of Directors of Hancock Fabrics, Inc. (the "Company") administers the Company's two bonus plans for key employees and officers--i.e., the Extra Compensation Plan and the Officer Incentive Compensation Plan. The amount of bonuses that may be paid to officers under the Extra Compensation Plan increases or decreases each year in direct relation to the percentage increase or decrease in the Company's operating earnings (earnings before interest and taxes, computed using the first-in first-out method of accounting for inventories) compared to a base amount, which historically has been the Company's operating earnings for the prior year. If the Company's operating earnings increase by more than 10% over the base amount, officers do not receive any further bonuses under the Extra Compensation Plan, but receive additional payments under the Officer Incentive Compensation Plan. On March 16, 2005, the Committee arbitrarily raised, for 2005, the base amount used in determining the performance goal that constitutes both the limitation point for officer bonuses under the Extra Compensation Plan and the starting point for bonuses under the Officer Incentive Compensation Plan. Because the total bonus opportunity is less under the Extra Compensation Plan than under the Officer Incentive Compensation Plan, the effect of this modification is to require officers to attain greater improvement in the Company's operating earnings in order to earn equivalent or larger bonus payments than would have been the case had the base amount been left unchanged. Both plans permit the Committee to amend their terms and to set the base amount annually, and the Committee has determined that the base amount shall be set each year at or above the prior year's operating earnings.

Item 5.03. Amendments to Articles of Incorporation or Bylaws, Change in Fiscal Year.

     On March 16, 2005, the Company's Board of Directors amended the Bylaws of the Company. The provisions of the Amended and Restated Bylaws reflecting substantive changes from previous bylaw provisions include the following:

     - incorporating the procedures of the Corporate Governance and Nominating Committee of the Board of Directors regarding stockholder nominees to the Board of Directors;
     -    abolishing the Executive Committee;
     - eliminating the requirement for a combined Chief Executive Officer and Chairman of the Board position; and
     - providing for the election of a Lead Director, if the Chairman of the Board is an officer or employee of the Company.

Item 9.01.  Financial Statements, Pro Forma Financial Information and Exhibits.

      (c)    Exhibits:

       Exhibit
       Number      Description
     ----------  ---------------------------------------------------------------

        4.1        Amended and Restated Bylaws

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                    HANCOCK FABRICS, INC.
                                    (Registrant)

                                    By: /s/ Bruce D. Smith
                                       ------------------------------
                                    Bruce D. Smith
                                    Executive Vice President
                                    and Chief Financial Officer
                                    (Principal Financial and Accounting Officer)



Date:    March 21, 2005

                                INDEX TO EXHIBITS

           Exhibit
            Number      Description
         ------------  ---------------------------------------------------------

             4.1        Amended and Restated Bylaws

                                                                     Exhibit 4.1

                          AMENDED AND RESTATED BY-LAWS
                                       OF
                              HANCOCK FABRICS, INC.
                            (A Delaware Corporation)

                                   ARTICLE I

                                  Stockholders


     SECTION 1. The provisions of Sections 2 through 10 of this Article shall apply to all meetings of the stockholders.

     SECTION 2. Subject to the rights of the holders of any class or series of stock having a preference over the common stock of the corporation as to dividends or upon liquidation (the "Preferred Stock"), any action required or permitted to be taken by the stockholders of the corporation must be effected at an annual or special meeting of stockholders of the corporation and may not be effected by any consent in writing by the stockholder.

     SECTION 3. The Chief Executive Officer, or in the absence or inability to act of the Chief Executive Officer, such person as may have been designated for the purpose by the Board of Directors, or if no designation shall have been made, a chairman elected by the stockholders present, shall call any meeting of the stockholders to order and act as the presiding officer thereof.

     SECTION 4. (a) Notice of the time and place of every meeting of stockholders shall be delivered personally or mailed at least ten days and not more than 60 days prior thereto to each stockholder of record entitled to vote at such stockholder's address as it appears on the records of the corporation. Such further notice shall be given as may be required by law.

     (b) An affidavit of mailing of notice of a meeting of the stockholders, executed by the Secretary, any Assistant Secretary or any transfer agent of the corporation, shall be prima facie evidence of the giving of such notice.

     SECTION 5. The Secretary of the corporation shall act as secretary at all meetings of stockholders, and in the Secretary's absence the presiding officer may appoint any person to act as secretary.

     SECTION 6. Except as otherwise provided by law or by the Certificate of Incorporation, the presence, in person or by proxy, of the holders of record of shares of capital stock of the corporation entitling the holders thereof to cast a majority of the votes entitled to be cast by the holders of shares of capital stock of the corporation shall constitute a quorum at all meetings of the stockholders. The presiding officer of the meeting or the holders of record of a majority of such shares so present or represented may adjourn the meeting from time to time, whether or not there is such a quorum. No notice of the time and place of adjourned meetings need be given except as required by law.

     SECTION 7. (a) Only persons who are nominated in accordance with the procedures set forth in this Section shall be eligible for election as directors. Nominations of persons for election to the Board of Directors of the corporation may be made at a meeting of stockholders at which directors are to be elected only (i) by or at the direction of the Board of Directors or (ii) by any stockholder of the corporation entitled to vote for the election of directors at the meeting who complies with the notice procedures set forth in this Section.

     (b) Such nominations, other than those made by or at the direction of the Board of Directors, shall be made by timely notice in writing, to the Secretary of the corporation. To be timely, a stockholder's notice must be delivered or mailed to and received at the principal executive offices of the corporation not less than 30 days prior to the date of the meeting; provided, however, that in the event that less than 40 days' notice or prior public disclosure of the date of the meeting is given or made to stockholders, to be timely, a stockholder's notice must be so received not later than the close of business on the tenth day following the day on which such notice of the date of the meeting was mailed or such public disclosure was made.

     (c) Such stockholder's notice shall set forth:

          (i) as to each person whom such stockholder proposes to nominate for election or reelection as a director, all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors, or is otherwise required, in each case pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), including each such person's written consent to being named in the proxy statement as a nominee and to serving as a director if elected and a complete description of the candidate's qualifications, experience and background; and

          (ii) as to the stockholder giving the notice (x) the name and address of such stockholder as each appears on the corporation's books and (y) proof of the stockholder's eligibility to submit proposals in accordance with Rule 14a-8(b) of the Exchange Act, including the class and number of shares of the corporation's capital stock that are beneficially owned by such stockholder.

     (d) The Corporate Governance and Nominating Committee of the Board of Directors has full discretion not to include a stockholder's candidate in its recommendation of nominees to the Board of Directors. If the Corporate Governance and Nominating Committee does not recommend a stockholder's candidate to the Board of Directors, it is not required to make public the reason or reasons for its decision.

     (e) At the request of the Board of Directors, any person nominated by the Board of Directors for election as a director shall furnish to the Secretary of the corporation that information required to be set forth in a stockholder's notice of nomination which pertains to the nominee.

     (f) No person shall be eligible for election as a director of the corporation unless nominated in accordance with the provisions of this Section. The presiding officer of the meeting shall, if the facts so warrant, determine and declare to the meeting that a nomination was not made in accordance with such provisions and, if the presiding officer should so determine, the presiding officer shall so declare to the meeting and the defective nomination shall be disregarded.

     SECTION 8. At any meeting of the stockholders, each stockholder entitled to vote may vote in person or by proxy authorized by an instrument filed with the Secretary of the corporation at or before such meeting.

     SECTION 9. There shall be appointed not less than two inspectors of election to act at any meeting of the stockholders and make a written report thereof. Such inspectors shall first take and sign an oath faithfully to execute the duties of inspector at such meeting with strict impartiality and according to the best of their ability. Unless appointed in advance of any such meeting by the Board of Directors, such inspectors shall be appointed for the meeting by the presiding officer. No director or candidate for the office of director shall be appointed as such inspector. Such inspectors shall (i) ascertain the number of shares outstanding and the voting power of each, (ii) determine the shares represented at a meeting and the validity of proxies and ballots, (iii) count all votes and ballots, (iv) determine and retain for a reasonable period a record of the disposition of any challenges made to any determination by the inspectors, and (v) certify their determination of the number of shares represented at the meeting, and their count of all votes and ballots.

     SECTION 10. At all meetings of the stockholders at which directors are to be elected, except as otherwise set forth in any Preferred Stock Designation (as defined in Article Fourth of the Certificate of Incorporation) with respect to the right of the holders of any class or series of Preferred Stock to elect additional directors under specified circumstances, directors shall be elected by a plurality of the votes cast at the meeting. The election shall not be by ballot unless any stockholder so demands before the voting begins. Except as otherwise provided by law, the Certificate of Incorporation, any Preferred Stock Designation or these By-Laws, all matters other than the election of directors submitted to the stockholders at any meeting shall be decided by a majority of the votes cast with respect thereto.

     SECTION 11. The provisions of Sections 12 and 13 of this Article shall apply to each annual meeting of stockholders.

     SECTION 12. The annual meeting of the stockholders of the corporation shall be held on the second Thursday in June of each year (or if such day is a legal holiday, then on the next succeeding day not a legal holiday) or on such other date and at such time and at such place within or without the State of Delaware as may be fixed by the Board of Directors, for the purposes of electing directors and transacting such other business as may properly be brought before the meeting.

     SECTION 13. At any annual meeting of the stockholders, only such business shall be conducted as shall have been brought before the meeting (i) by or at the direction of the Board of Directors or (ii) by any stockholder of the corporation who is entitled to vote with respect thereto and who complies with the notice procedures set forth in this Section. For business to be properly brought before an annual meeting by a stockholder, the stockholder must have given timely notice thereof in writing to the Secretary of the corporation. To be timely, a stockholder's notice must be delivered or mailed to and received at the principal executive offices of the corporation not less than 30 days prior to the date of the annual meeting; provided, however, that in the event that less than 40 days' notice or prior public disclosure of the date of the annual meeting is given or made to stockholders, to be timely, a stockholder's notice must be so received not later than the close of business on the tenth day following the day on which such notice of the date of the annual meeting was mailed or such public disclosure was made. A stockholder's notice to the Secretary shall set forth as to each matter such stockholder proposes to bring before the annual meeting (i) a brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting, (ii) the name and address, as each appears on the corporation's books, of the stockholder proposing such business, (iii) the class and number of shares of the corporation's capital stock that are beneficially owned by such stockholder, and (iv) any material interest of such stockholder in such business. Notwithstanding anything in these By-Laws to the contrary, no business shall be brought before or conducted at an annual meeting except in accordance with the provisions of this Section. The presiding officer at the annual meeting shall, if the facts so warrant, determine and declare to the annual meeting that business was not properly brought before the annual meeting in accordance with such provisions and such business so determined to be not properly brought before the annual meeting shall not be transacted.

     SECTION 14. The provisions of Sections 15 through 17 of this Article shall apply to each special meeting of the stockholders.

     SECTION 15. Special meetings of the stockholders may be held on such date and at such time and at such place within or without the State of Delaware as may be stated in the notice.

     SECTION 16. Subject to the rights of the holders of any class or series of Preferred Stock, special meetings of stockholders of the corporation may be called only by a majority of the total number of directors the corporation would have if there were no vacancies (the "Whole Board") or by the Chief Executive Officer.

     SECTION 17. At any special meeting of the stockholders, only such business shall be conducted as shall have been stated in the notice of such special meeting.


                                   ARTICLE II

                                    Directors

     SECTION 1. (a) Subject to the rights of the holders of any class or series of Preferred Stock to elect directors under specified circumstances, the number of directors shall be fixed from time to time exclusively by the Board of Directors pursuant to a resolution adopted by a majority of the Whole Board.

     (b) The directors, other than those who may be elected by the holders of any class or series of Preferred Stock, shall be divided, with respect to the time for which they severally hold office, into three classes, as nearly equal in number as possible, with the term of office of the first class to expire at the first annual meeting of stockholders, the term of office of the second class to expire at the second annual meeting of stockholders, and the term of office of the third class to expire at the third annual meeting of stockholders, with each director to hold office until his or her successor shall have been duly elected and qualified. Directors elected at an annual meeting of stockholders shall hold office for a term expiring at the third succeeding annual meeting of stockholders after their election, with each director to hold office until such director's successor shall have been duly elected and qualified.

     (c) Subject to the rights of the holders of any class or series of Preferred Stock, and unless the Board of Directors otherwise determines, newly created directorships resulting from any increase in the authorized number of directors or any vacancies in the Board of Directors resulting from death, resignation, retirement, disqualification, removal from office or other cause may be filled only by a majority vote of the directors then in office, though less than a quorum, and directors so chosen shall hold office for a term expiring at the annual meeting of stockholders at which the term of office of the class to which they have been elected expires and until such director's successor shall have been duly elected and qualified. No decrease in the number of authorized directors constituting the Whole Board shall shorten the term of any incumbent director.

     (d) Any director may resign by giving written notice to the Chief Executive Officer, the Secretary or the Board of Directors. The resignation shall be effective upon giving such notice, unless such notice specifies a later time of the effectiveness of such resignation. If the resignation specifies effectiveness at a future time, a successor may be elected pursuant to subsection (c) of this Section to take office on the date the resignation becomes effective.

     (e) Subject to the rights of the holders of any class or series of Preferred Stock, any director or the entire Board of Directors may be removed from office at any time, but only for cause and only by the affirmative vote of the holders of at least 80% of the voting power of all of the then outstanding shares of capital stock of the corporation entitled to vote generally in the election of directors (the "Voting Stock"), voting together as a single class.

     SECTION 2. (a) Regular meetings of the Board of Directors shall be held on the second Thursday in March, June, September and December of each year at the hour of 9:30 a.m., or on such other date and at such other hour as the Chief Executive Officer shall designate in the notice of such meeting. The place of the meeting shall also be designated in such notice. Four days' notice thereof shall be mailed, telephoned, sent via facsimile or electronic delivery or personally delivered to each director.

     (b) Special meetings of the Board of Directors shall be called at any time on the order of the Chief Executive Officer or, in the Chief Executive Officer's absence, on the order of a majority of the Whole Board. Notices of special meetings of the Board of Directors, stating the time, the place and in general terms the purpose or purposes thereof, shall be mailed not later than four days before the time appointed for the meeting or shall be telephoned, sent via facsimile or electronic delivery or personally delivered not later than 24 hours before the time appointed for the meeting.

     (c) Each director shall register such director's physical address and, if applicable, facsimile number and electronic delivery address with the Secretary, and notices of meetings mailed, sent via facsimile or electronic delivery or personally delivered to such address shall be valid notices thereof. An entry of the service of notice given in the manner and at the time provided for in this Section shall be made in the minutes of the proceedings of the Board of Directors, and such entry, if read and approved at a subsequent meeting of the Board of Directors, shall be conclusive on the question of service.

     (d) If all the directors shall be present at any directors' meeting, however called or noticed, and sign a written consent thereto which is entered on the record of such meeting, or if the majority of the directors is present, and those not present sign a written waiver of notice of such meeting (or a consent to holding the meeting or an approval of the minutes thereat), whether prior to or after the holding of such meeting, which waiver (or consent or approval) shall be filed with the Secretary of the corporation and entered on the record of such meeting, any business may be transacted at such meeting, and the transaction of such business shall be as valid as if transacted at a meeting regularly called and noticed.

     (e) Except as provided in subsection 1(c) of this Article, a majority of the Whole Board shall constitute a quorum for the transaction of business, and every act or decision of a majority of the directors present at a meeting at which a quorum is present shall be valid as the act of the Board of Directors. A majority of the directors present at the time and place of any regular or special meeting, although less than a quorum, may adjourn the same from time to time, or from day to day, without further notice, until a quorum shall attend, and when a quorum shall attend, any business may be transacted which might have been transacted at the meeting had the same been held on the day on which the same was originally appointed or called.

     (f) Directors may participate in a meeting of the Board of Directors through the use of conference telephones or similar communications equipment, so long as all persons participating in such meeting can hear one another.

     (g) Any action of the Board of Directors may be taken without a meeting if all members of the Board of Directors shall individually or collectively consent in writing to such action. Such written consent or consents shall be filed with the minutes of the proceedings of the Board of Directors.

     SECTION 3. The Board of Directors shall have full power and authority generally to do and perform, or cause to be done and performed, any and every act which a corporation may lawfully do and perform, including, without limiting the generality of the foregoing, the power to borrow money on behalf of the corporation and otherwise to incur indebtedness on behalf of the corporation, and to authorize the execution of promissory notes or other evidences of indebtedness of the corporation, and to agree to pay interest thereon; to sell, convey, alienate, transfer, assign, exchange, lease and otherwise dispose of, mortgage, pledge, hypothecate and otherwise encumber property, real and personal, on behalf of the corporation; and to declare dividends payable in cash or property in the manner provided by law.

     SECTION 4. Without limiting the generality of the foregoing, the Board of Directors shall have full power and authority to adopt, authorize, provide and carry out employee stock purchase plans for the issue and sale, through the use of options or otherwise, of the unissued shares of stock of the corporation, or of issued shares of such stock acquired or to be acquired by the corporation, to employees of the corporation, or to employees of a subsidiary corporation, or to a trustee on their behalf, and for payment for such shares in installments or at one time, and for such consideration as may be fixed by the Board of Directors, and may provide for aiding any such employees in paying for such shares by compensation for services or otherwise.

     SECTION 5. The directors shall receive for their services as directors such compensation as the Board of Directors by resolution shall from time to time establish. Nothing herein contained shall be construed to preclude any director from serving in any other capacity in the corporation or receiving compensation for such service.

     SECTION 6. (a) The Board of Directors shall annually elect one of its members, who may or may not be an officer or employee of the corporation, to be Chairman of the Board, to hold office for one year and until a successor is elected and qualified. The Board of Directors shall fill any vacancy in the position of Chairman of the Board at such time and in such manner as the Board of Directors shall determine. The Chairman of the Board shall preside at all meetings of the Board of Directors and shall perform such other duties and services as shall be assigned to or required of the Chairman by the Board of Directors.

     (b) If the Chairman of the Board is an officer or employee of the corporation, the non-management directors shall annually elect one of the non-management directors, upon recommendation of the Corporate Governance and Nominating Committee, to be Lead Director. The Lead Director shall provide a communication channel to and among the non-management directors, chair the meetings of the Board, work with non-management directors and management to set the Board meeting agendas, and otherwise assist and advise the Chief Executive Officer.

     (c) The Board of Directors may annually elect one of its members, who may or may not be an officer or employee of the corporation, to be Vice Chairman of the Board of Directors, to hold office for one year and until a successor is elected and qualified. The Vice Chairman of the Board of Directors shall exercise such powers and perform such duties of the Chairman of the Board of Directors as may be delegated from time to time by the Chairman of the Board of Directors and shall perform such other duties and services as shall be assigned to or required of the Vice Chairman by the Board of Directors.

     (d) The compensation of the Chairman of the Board and of any Vice Chairman of the Board shall be fixed by the Board of Directors.

     SECTION 7. The Board of Directors, by resolution adopted by a majority of the Whole Board, may appoint such other committees as it may from time to time deem proper and may determine the number of members, frequency of meetings and duties thereof.


                                  ARTICLE III

                                    Officers

     SECTION 1. (a) The officers of the corporation shall be a Chief Executive Officer, a President, one or more Vice Presidents, a Chief Financial Officer and a Secretary.

     (b) The Board of Directors shall annually elect a Chief Executive Officer, a President, a Chief Financial Officer, one or more Vice Presidents, and a Secretary to hold office for one year and until their respective successors are elected and qualified.

     (c) The Board of Directors may at any time also elect one or more Executive Vice Presidents, one or more Senior Vice Presidents, one or more Assistants to the President, one or more Assistant Vice Presidents, a Treasurer, a chief accounting officer, one or more Assistant Secretaries, one or more Assistant Treasurers, and such other officers, agents and employees of the corporation as it may deem proper, and fix the duties of the same.

     (d) Any number of offices may be held by the same person.

     (e) The officers shall be subject to removal by the Board of Directors with or without cause. The Board of Directors may at any time abolish any or all of such offices other than those offices whose existence is required by this Section.

     (f) If an office becomes vacant by reason of death, resignation, removal or otherwise, the Board of Directors may elect (and shall elect, in the case of the Chief Executive Officer, the President, the Chief Financial Officer, and the Secretary) a successor who shall hold office for the unexpired term and until a successor is elected and qualified.

     (g) The compensation of the Chief Executive Officer, the President, each Executive Vice President and each Senior Vice President shall be fixed by the Board of Directors.

     (h) The Board of Directors may delegate to an officer of the corporation the power of appointment and removal, and the power of fixing the compensation and duties, of the officers, agents and employees other than the Chief Executive Officer, the President, each Executive Vice President and each Senior Vice President.

     SECTION 2. The Chief Executive Officer shall be the general manager of the corporation and shall have general supervision and control over the business and affairs of the corporation, subject to the control of the Board of Directors.

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

The Chief Executive Officer shall be responsible for the execution of all orders and resolutions of the Board of Directors and shall have the powers and duties of management usually vested in the chief executive officer of a corporation and such other powers and duties as may from time to time be delegated by the Board of Directors.

     SECTION 3. The President shall report and be responsible to the Chief Executive Officer. The President shall have such powers and perform such duties as from time to time may be assigned or delegated to such President by the Board of Directors or the Chief Executive Officer or are incident to the office of President.

     SECTION 4. (a) One or more Vice Presidents may be designated as Executive Vice President. Each Executive Vice President shall be vested with all the powers and shall perform all the duties of the President in case of the absence or disability of the President and shall have such other powers and duties as may from time to time be delegated by the Board of Directors.

     (b) One or more Vice Presidents may be designated as Senior Vice President. Each Senior Vice President shall be vested with all the powers and shall perform all the duties of the President in case of the absence or disability of the President and the Executive Vice President and shall have such other powers and duties as may from time to time be delegated by the Board of Directors.

     (c) One or more officers may be designated as Vice President. Each Vice President shall be vested with all the powers and shall perform all the duties of the President in case of the absence or disability of the President, the Executive Vice President and the Senior Vice President and shall have such other powers and duties as may from time to time be delegated by the Board of Directors.

     (d) If there is more than one Executive Vice President or Senior Vice President or Vice President, as the case may be, the Board of Directors may determine the order of precedence thereof.

     (e) The duties of a Vice President may be performed by an Assistant Vice President, and each Assistant Vice President shall be vested with all the powers of a Vice President.

     SECTION 5. (a) The Chief Financial Officer shall have complete charge of all accounting records and procedures of the corporation and shall be responsible for the compilation of all financial statements of the corporation in accordance with good accounting practices. Such duties may be performed by a chief accounting officer if there be such an officer.

     (b) The Chief Financial Officer shall cause to be kept full and accurate accounts of receipts and disbursements in books to be kept for that purpose. The Chief Financial Officer shall receive and deposit, or cause to be received and deposited, all moneys and other valuables of the corporation, in the name and to the credit of the corporation, in such depositories as may be designated by the Board of Directors. The Chief Financial Officer shall disburse, or cause to be

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

disbursed, the funds of the corporation as may be directed by the Board of Directors, taking proper vouchers for such disbursements. The Chief Financial Officer shall render to the Chief Executive Officer and the Board of Directors, whenever they may require, accounts of all transactions performed or authorized by such Chief Financial Officer and of the financial condition of the corporation. The Chief Financial Officer shall, in general, exercise such powers and perform such duties as are usually vested in the office of chief financial officer of a corporation, subject to the control of the Board of Directors.

     (c) The duties of the Chief Financial Officer may be performed by the Treasurer, and the Treasurer shall be vested with all the powers of the Chief Financial Officer.

     (d) The duties of the Treasurer may be performed by an Assistant Treasurer, and each Assistant Treasurer shall be vested with all the powers of the Treasurer.

     SECTION 6. (a) The Secretary shall keep or cause to be kept the minutes of all proceedings of the stockholders and of the Board of Directors and the committees thereof in books provided for that purpose. The Secretary shall attend to the giving and serving of notice of all meetings of the stockholders and of the Board of Directors and the committees thereof. The Secretary shall be the custodian of the corporate seal of the corporation, and when so ordered by the Board of Directors shall affix the seal to deeds, bonds, contracts, certificates of stock and other obligations and instruments. The Secretary shall keep and have charge of the minutes of the meetings of the stockholders and of the Board of Directors and the committees thereof, the stock transfer book and the book of stock certificates (unless the corporation shall have a transfer agent), the By-Laws, and such other books and papers as the Board of Directors may direct. The Secretary shall, in general, exercise such powers and perform such duties as are usually vested in the office of secretary of a corporation, subject to the control of the Board of Directors. The Secretary may execute, with the Chairman of the Board of Directors, the Chief Executive Officer, the President or a Vice President, or such other officers as may be duly authorized to exercise the duties ordinarily exercised by the President or a Vice
President, in the name of the corporation, all deeds, bonds, contracts, certificates of stock and other obligations and instruments authorized by the Board of Directors to be executed.

     (b) In the absence or disability of the Secretary, or the Secretary's refusal or neglect to act, any notice required to be given by the Secretary may be given or served by the Chief Executive Officer, or by any person authorized by the Chief Executive Officer or by the Board of Directors.

     (c) The duties of the Secretary may be performed by an Assistant Secretary, and each Assistant Secretary shall be vested with all the powers of the Secretary.


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


                                   ARTICLE IV

                              Certificates of Stock

     SECTION 1. The Board of Directors may, subject to the provisions of law and the Certificate of Incorporation, issue or dispose of shares of stock of the corporation, in such amounts and at such times as shall be determined by the Board of Directors, and accept in full or part payment therefor such property, services or other consideration at such valuations as the Board of Directors may determine.

     SECTION 2. Certificates for shares of stock of the corporation shall be issued when fully paid, and may be issued prior to full payment under such restrictions as the Board of Directors may deem proper.

     SECTION 3. Certificates for shares of stock of the corporation shall be in such form as shall from time to time be approved by the Board of Directors. Such certificates shall bear the signature (or facsimile) of the Chairman of the Board of Directors, the Chief Executive Officer, the President or a Vice President, and the Secretary or an Assistant Secretary, and the seal of the corporation shall be affixed thereto.

     SECTION 4. No new certificate or warrant shall be issued upon a transfer of stock or of a warrant until the former certificate or warrant shall have been surrendered and canceled, except in the case of lost, stolen or destroyed certificates or warrants and in that case only after the receipt of a bond by the corporation, satisfactory to the Board of Directors, indemnifying the corporation and all persons against loss in consequence of the issuance of such new certificates or warrants.

     SECTION 5. Shares of stock of the corporation may be transferred by endorsement of the certificate representing such shares by the signature of the owner, such owner's agent, attorney or legal representative, and the delivery of such certificate to the transferee; but such transfer shall not be valid, except as between the parties thereto, until the same is so entered upon the stock transfer books of the corporation, or of the transfer agent, if any, and until the old certificate is surrendered and canceled. The transferee of shares shall be deemed to have full notice of, and to consent to, these By-Laws to the same extent as if such transferee had signed a written assent thereto.

     SECTION 6. The Board of Directors may make such rules and regulations as it may deem expedient concerning the issue, transfer and registration of certificates. The Board of Directors may appoint a transfer agent or registrar of transfers, or both, and may require all certificates to bear the signature (or facsimile) of either, or both.

     SECTION 7. In order that the corporation may determine the stockholders entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof, or entitled to receive payment of any dividend or other distribution or allotment of any rights, or entitled to exercise any rights in respect of any change, conversion or exchange of stock or for the purpose of any

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

other lawful action, the Board of Directors may fix, in advance, a record date, which shall not be more than sixty nor less than ten days before the date of such meeting, nor more than sixty days prior to any other action. Only stockholders of record on the date so fixed shall be entitled to notice of and to vote at such meeting, to receive such dividend, distribution or allotment of rights, or to exercise such rights, as the case may be, notwithstanding any transfer of any shares of stock on the books of the corporation after any record date fixed as aforesaid. The Board of Directors may close the books of the corporation against transfer of shares of stock during the whole or any part of such period.

                                   ARTICLE V

                                      Seal

The corporation shall have such corporate seal as may from time to time be adopted by the Board of Directors.

                                   ARTICLE VI

                                   Amendments

     SECTION 1. Subject to the laws of the State of Delaware, the Certificate of Incorporation, any Preferred Stock Designation and these By-Laws, By-Laws may be adopted, amended or repealed at any meeting of the stockholders, provided notice of the proposed change was given in the notice of the meeting.

     SECTION 2. Subject to the laws of the State of Delaware, the Certificate of Incorporation, any Preferred Stock Designation and these By-Laws, By-Laws may be adopted, amended or repealed by the Board of Directors at any regular meeting or any special meeting of the Board of Directors.

     SECTION 3. Notwithstanding any other provision of these By-Laws or any provision of law that might otherwise permit a lesser vote or no vote, but in addition to any affirmative vote of the holders of any particular class or series of the Voting Stock required by law, the Certificate of Incorporation, any Preferred Stock Designation or these By-Laws, the affirmative vote of the holders of at least 80% of the voting power of all the then outstanding shares of the Voting Stock, voting together as a single class, shall be required to amend or repeal, or to adopt any provision inconsistent with, Sections 2, 16 and 17 of Article I, Sections 1(a), (b), (c) and (e) of Article II, and Article VI of these By-Laws.


     These Amended and Restated By-Laws were approved by resolution of the Board of Directors on the 17th day of March, 2005.



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